EXHIBIT 99.3



                              DATAWATCH CORPORATION

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                          YEAR ENDED SEPTEMBER 30, 1996



                                                                                            COMBINED                      COMPANY
                                 COMPANY AS   GUILDSOFT  GUILDSOFT GUILDSOFT    GUILDSOFT    BEFORE                       PRO FORMA
                                  REPORTED     HOLDINGS   LIMITED ADJUSTMENTS    COMBINED  ADJUSTMENTS ADJUSTMENTS        COMBINED
------------------------------------------------------------------------------------------------------------------------------------
Cash and equivalents             $ 1,696,349  $   3,682 $ 138,772              $  142,454  $  1,838,803 ($75,547)   2  $   1,763,256
Short-term investments               792,665      4,692                (4,692)                  792,665                      792,665
Accounts receivable-net            7,767,748              394,380                 394,380     8,162,128 (128,808)   1      8,033,320
Due from subsidiary                             180,945              (180,945)
Inventories                          480,758              223,459                 223,459       704,217                      704,217
Prepaid advertising & other        1,264,798              117,560                 117,560     1,382,358  (17,437)   2      1,364,921
                                ----------------------------------------------------------------------------------------------------
    Total current assets          12,002,318    189,319   874,171    (185,637)    877,853    12,880,171 (221,792)         12,658,379
                                ----------------------------------------------------------------------------------------------------

Property & equipment               3,534,759    532,214   208,857                 741,071     4,275,830                    4,275,830
Less:  accumulated depreciation  (1,737,733)   (32,119) (123,360)               (155,479)   (1,893,212)                  (1,893,212)
                                ----------------------------------------------------------------------------------------------------
    Property & equipment, net      1,797,026    500,095    85,497                 585,592     2,382,618                    2,382,618
                                ----------------------------------------------------------------------------------------------------

Other assets                         400,062                                                    400,062                      400,062
Excess if cost over net assets     1,041,165                                                  1,041,165   865,889    2     1,907,054
                                ----------------------------------------------------------------------------------------------------
     Total assets               $ 15,240,571   $689,414 $ 959,668   ($185,637) $1,463,445   $16,704,016 $ 644,097       $ 17,348,113
                                ====================================================================================================

Accounts payable                   2,914,952    301,685   496,889                 798,574     3,713,526                    3,713,526
Accrued expenses                   1,063,129              156,896                 156,896     1,220,025  (128,808)   1     1,091,217
Due to holding                                            180,945    (180,945)
Deferred revenue                   1,946,473                                                  1,946,473                    1,946,473
Current portion of long-term
debt                                 867,307      8,138                             8,138       875,445                      875,445
                                ----------------------------------------------------------------------------------------------------
     Total current liabilities     6,791,861    309,823   834,730    (180,945)    963,608     7,755,469  (128,808)         7,626,661
                                ----------------------------------------------------------------------------------------------------

Long-term obligations                209,824    366,492                           366,492       576,316                      576,316
                                ----------------------------------------------------------------------------------------------------

Common stock                          89,659         47        47         (47)         47        89,706     1,203     2       90,909
Additional paid-in capital        18,665,402      4,648     4,648      (4,648)      4,648    18,670,050   900,352     2   19,570,402
Accumulated earnings (deficit)  (10,538,117)     10,013   119,747                 129,760   (10,408,357) (129,760)    2 (10,538,117)
Cumulative translation
adjustment                            21,942    (1,609)       496           3      (1,110)       20,832     1,110     2       21,942
                                ----------------------------------------------------------------------------------------------------
      Total equity                 8,238,886     13,099   124,938      (4,692)    133,345     8,372,231   772,905          9,145,136
                                ----------------------------------------------------------------------------------------------------

Total liabilities & shareholders
  equity                         $15,240,571   $689,414  $959,668   ($185,637) $1,463,445  $ 16,704,016 $ 644,097        $17,348,113
                                ====================================================================================================








                              DATAWATCH CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1996


                                                                                              COMBINED                    COMPANY
                                 COMPANY AS   GUILDSOFT   GUILDSOFT  GUILDSOFT  GUILDSOFT      BEFORE                    PRO FORMA
                                  REPORTED     HOLDING     LIMITED  ADJUSTMENTS  COMBINED   ADJUSTMENTS  ADJUSTMENTS      COMBINED
------------------------------------------------------------------------------------------------------------------------------------
Net sales                        $30,022,122 $  326,419 $ 1,930,594  ($ 43,377)$ 2,213,636 $ 32,235,758 ($ 327,984)   1 $31,907,774
Cost of sales                      4,516,456                999,114                999,114    5,515,570                   5,515,570
Engineering & product
  development                      2,338,724                                                  2,338,724                   2,338,724
Selling, general & administrative 22,039,420     20,707     999,076    (43,377)    976,406   23,015,826   (204,286) 1,2  22,811,540
                                 ---------------------------------------------------------------------------------------------------
Income (loss) from operations      1,127,522    305,712    (67,596)                238,116    1,365,638   (123,698)       1,241,940
Interest expense                    (96,184)   (47,620)        (33)               (47,653)    (143,837)                   (143,837)
Other income-primarily interest       49,162                  3,874                  3,874       53,036                      53,036
Foreign currency transaction
  gain (loss)                         11,860                                                     11,860                      11,860
                                 ---------------------------------------------------------------------------------------------------
Net income (loss) before tax       1,092,360    258,092    (63,755)                194,337    1,286,697   (123,698)       1,162,999
Income tax (benefit) provision      (33,000)     52,947       (599)                 52,348       19,348                      19,348
                                 ===================================================================================================
Net income (loss)                $ 1,125,360 $  205,145  ($ 63,156)             $  141,989  $ 1,267,349 ($ 123,698)     $ 1,143,651
                                 ===================================================================================================

Net income (loss) per share      $       .13                                    $     1.14  $       .14                 $       .13
                                 ===================================================================================================

Weighted average shares            8,943,862                                       125,000    9,068,862                   9,068,862
                                 ===================================================================================================





DATAWATCH CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

1. To eliminate accounts receivable and accounts payable between Datawatch and Guildsoft Limited.

2. To record the disbursement of cash and issuance of common stock to Guildsoft Holdings Limited, had the purchase taken place on September 30, 1996.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

1. To eliminate commissions and management fee expense and revenue between Datawatch and Guildsoft Limited.

2. To include the amortization, over a period of seven years, of the excess of cost over fair value of net assets of Guildsoft Holdings Limited.